Exhibit 99.1

FOR IMMEDIATE RELEASE
Aug. 19, 2004

Novell reports financial results for third fiscal quarter 2004

• Reports improved earnings performance

• Embraces Linux, a disruptive technology, as the basis for its strategic growth

• Identity management solutions create the first line of defense for information security

WALTHAM, Massachusetts – August 19, 2004 — Novell, Inc. (NASDAQ:NOVL) today announced financial results for its third fiscal quarter ended July 31, 2004. For the quarter, Novell reported revenues of $305 million, compared to revenues of $283 million for the third fiscal quarter 2003. Net income available to common stockholders in the third fiscal quarter 2004 was $23 million, or $0.06 per diluted common share. This compared to a net loss available to common stockholders of $12 million, or $0.03 loss per common share, for the third fiscal quarter 2003.

Included in Novell's financial results for the third fiscal quarter 2004 is revenue of $14 million and interest income of $5 million from The Canopy Group, Inc. as a result of a previously announced legal judgment in favor of Novell.

On a non-GAAP basis, adjusted net income available to common stockholders for the third fiscal quarter 2004 was $14 million, or $0.04 per diluted common share, which excludes the effect of the payment from Canopy of $19 million, restructuring charges of $9 million and investment impairments of $1 million. This compares to non-GAAP adjusted net income available to common stockholders for the third fiscal quarter 2003 of $7 million, or $0.02 per diluted common share. Full details on Novell’s reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial schedules that are a part of this release.

In the third fiscal quarter 2004, foreign currency exchange rates favorably impacted total revenue by approximately $5 million year-over-year. There was no material foreign currency impact to net income.

Also in the third fiscal quarter 2004, Novell recognized revenue of $12 million associated with its SUSE LINUX business. Sales of subscriptions to SUSE LINUX Enterprise Server reached 19,000 units in the quarter, with 12,000 of the units sold to one customer.

For the first nine months of fiscal 2004, Novell reported revenue of $865 million and net income of $44 million. The net income available to common stockholders in this period was $18 million, or $0.05 per diluted common share, after consideration of a $26 million deemed dividend related to the beneficial conversion feature of preferred stock and related preferred stock cash dividends. For the first nine months of fiscal 2003, the company reported revenue of $819 million and a net loss available to common stockholders of $53 million, or $0.14 loss per common share.

“While revenue was not as strong as we would have liked, Novell improved earnings performance for the quarter and nine months period versus the same periods last year,” said Jack Messman, Chairman and CEO of Novell. “ Novell's transition to growth company status is well underway as we strengthen our products and services in both the Linux and identity management categories. Our SUSE LINUX business performed well in this quarter and is proving instrumental in positioning Novell as a strategic vendor to large enterprises. Our identity management products and services are creating the first line of defense for corporations seeking to improve the security and effectiveness of their information systems.”

Messman added, “We are witnessing the early impact of Linux, a disruptive technology, as it gives enterprises incomparable choices and flexibility in lowering their costs and reducing their vulnerability to security breaches. The collective innovation of the open source community that supports Linux will significantly disrupt the historical order in the information technology market to the benefit of corporations and consumers.”

On the balance sheet, cash and short-term investments were $1.1 billion at July 31, 2004, compared with $636 million at April 30, 2004. This increase in cash and short-term investments is primarily attributable to the issuance of $600 million of convertible senior debentures during the quarter and positive cash flow from operations of $65 million, offset by the repurchase of $125 million of common stock. Days sales outstanding (DSO) in accounts receivable increased to 77 days at the end of the third fiscal quarter 2004, up from 67 days in the prior quarter. Deferred revenues were $337 million at the end of the third fiscal quarter 2004, up $42 million or 14% year over year. Stockholders' equity at July 31, 2004 declined $72 million from April 30, 2004 as a result of the repurchase of $125 million of common stock, offset by $23 million in net income available to common stockholders and $25 million from conversion of preferred stock into common stock. Cash flow from operations, including the payment from Canopy, was $65 million for the third fiscal quarter 2004, up $60 million from a year ago.

A summary of Novell’s vision, mission and strategy can be accessed on the Novell® Web site at: www.novell.com/company/ir/qresults.

Conference call notification and Web access detail

A live Webcast of a Novell® conference call to discuss the quarter will be broadcast at 5PM EDT August 19, 2004, from Novell’s Investor Relations Web page: http://www.novell.com/company/ir/qresults/. The domestic conference call dial-in number is 888-323-5254, password “Novell”, and the international dial-in number is +1-773-756-4625, password “Novell”.

The call will be archived on the Web site approximately 15 minutes after its conclusion, and will be available for telephone playback through midnight, September 2. The domestic toll-free replay number is 866-360-3305, and the international replay number is +1-203-369-0160.

A copy of this press release is posted on Novell's Web site at: http://www.novell.com/company/ir/qresults/.

Legal notice regarding forward looking statements

This press release includes statements that are not historical in nature and that may be characterized as “forward-looking statements,” including those related to future financial and operating results, benefits and synergies of the company’s brands and strategies, future opportunities and the growth of the market for open source solutions. You should be aware that Novell’s actual results could differ materially from those contained in the forward-looking statements, which are based on current expectations of Novell management and are subject to a number of risks and uncertainties, including, but not limited to, Novell’s ability to integrate acquired operations and employees, Novell’s success in executing its Linux strategies, Novell’s ability to deliver on its one Net vision of the Internet, Novell’s ability to take a competitive position in the Linux industry, business conditions and the general economy, market opportunities, potential new business strategies, competitive factors, sales and marketing execution, shifts in technologies or market demand and the other factors described in Novell's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 2, 2004. Novell disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release.

About Novell

Novell, Inc. is a leading provider of information solutions that deliver secure identity management (Novell Nsure™), Web application development (Novell exteNd™) and cross-platform networking services (Novell Nterprise™), all supported by strategic consulting and professional services (Novell NgageSM). Active in the open source community with its Ximian® and SUSE LINUX brands, Novell provides a full range of Linux products and services for the enterprise from the desktop to the server. Novell’s vision of one Net – a world without information boundaries – helps customers realize the value of their information securely and economically. For more information, call Novell’s Customer Response Center at (888) 321-4CRC (4272) or visit http://www.novell.com. Press should visit http://www.novell.com/pressroom.

_________________

Novell and Ximian are registered trademarks; exteNd, Nsure and Nterprise are trademarks; and Ngage is a service mark of Novell, Inc. in the United States and other countries. SUSE is a registered trademark of SUSE LINUX AG, a Novell company. *All third-party trademarks are the property of their respective owners.

Press Contact:

Bruce Lowry
Novell, Inc.
Phone: 415-298-7693
E-Mail: blowry@novell.com

Investor Relations Contact:

Bill Smith
Novell, Inc.
Phone: 800-317-3195
E-Mail: wsmith@novell.com

                                     Novell, Inc.
                  Consolidated Unaudited Condensed Statements of Operations
                         (In thousands, except per share data)

                                                    Fiscal Quarter Ended                        Fiscal Year-to-Date
                                             -----------------------------------        ------------------------------------
                                              Jul 31, 2004        Jul 31, 2003           Jul 31, 2004        Jul 31, 2003
                                             ---------------     ---------------        ---------------     ----------------
Net revenue
   New software licenses                           $ 58,693            $ 69,255              $ 173,768            $ 194,758
   Maintenance and services                         245,904             213,554                691,492              623,989
                                             ---------------     ---------------        ---------------     ----------------
Total net revenue                                   304,597             282,809                865,260              818,747
                                             ---------------     ---------------        ---------------     ----------------

Cost of revenue
   New software licenses                              5,613               5,886                 16,621               17,070
   Maintenance and services                          98,343             101,591                288,653              296,742
   Intangible asset impairments                           -              23,569                      -               23,569
                                             ---------------     ---------------        ---------------     ----------------
Total cost of revenue                               103,956             131,046                305,274              337,381
                                             ---------------     ---------------        ---------------     ----------------

Gross profit                                        200,641             151,763                559,986              481,366
                                             ---------------     ---------------        ---------------     ----------------

Operating expenses
    Sales and marketing                              90,998              92,470                266,413              292,512
    Product development                              49,052              48,178                151,282              139,454
    General and administrative                       28,729              28,379                 79,201               86,663
    Restructuring                                     9,250              26,350                 13,987               35,025
    Gain on sale of property, plant and equipment         -             (24,934)                (1,977)             (24,934)
                                             ---------------     ---------------        ---------------     ----------------
Total operating expenses                            178,029             170,443                508,906              528,720
                                             ---------------     ---------------        ---------------     ----------------

Income (loss) from operations                        22,612             (18,680)                51,080              (47,354)

Other income (expense), net                           6,182              (5,082)                 9,034              (23,746)
                                             ---------------     ---------------        ---------------     ----------------

Income (loss) before taxes                           28,794             (23,762)                60,114              (71,100)

Income tax expense (benefit)                          5,389             (11,362)                16,191              (18,200)
                                             ---------------     ---------------        ---------------     ----------------

Net income (loss)                                    23,405             (12,400)                43,923              (52,900)

Deemed dividend related to beneficial
   conversion feature of preferred stock                  -                   -                (25,680)                   -

Preferred stock dividends                              (189)                  -                   (291)                   -
                                             ---------------     ---------------        ---------------     ----------------

Net income (loss) available to
   common stockholders                             $ 23,216           $ (12,400)              $ 17,952            $ (52,900)
                                             ===============     ===============        ===============     ================

Net income (loss) per common share:
    Basic                                            $ 0.06             $ (0.03)                $ 0.05              $ (0.14)
    Diluted                                          $ 0.06             $ (0.03)                $ 0.05              $ (0.14)

Weighted average shares:
    Basic                                           383,400             371,484                382,678              369,435
    Diluted                                         397,776             371,484                396,943              369,435

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

                       Novell, Inc.
      Consolidated Unaudited Condensed Balance Sheets
                      (In thousands)

ASSETS                                                                Jul 31, 2004                Oct 31, 2003
                                                                    ------------------          ------------------

Current assets
    Cash, cash equivalents and short-term investments                      $1,149,387                   $ 751,852
    Receivables, net                                                          245,373                     232,492
    Prepaid expenses                                                           30,458                      23,005
    Other current assets                                                       25,389                      23,204
                                                                    ------------------          ------------------
Total current assets                                                        1,450,607                   1,030,553

Property, plant and equipment, net                                            246,242                     255,526
Long-term investments                                                          56,122                      50,948
Goodwill                                                                      405,448                     213,300
Intangible assets, net                                                         51,313                      10,800
Other assets                                                                   20,911                       6,526
                                                                    ------------------          ------------------

Total assets                                                               $2,230,643                  $1,567,653
                                                                    ==================          ==================

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities
    Accounts payable                                                         $ 52,781                    $ 50,258
    Accrued compensation                                                      115,430                     101,164
    Other accrued liabilities                                                 103,670                     117,073
    Income taxes payable                                                       40,504                      35,493
    Deferred revenue                                                          337,461                     322,470
                                                                    ------------------          ------------------
Total current liabilities                                                     649,846                     626,458

Deferred income taxes                                                          16,959                           -
Long-term debt                                                                600,000                           -
                                                                    ------------------          ------------------

Total liabilities                                                           1,266,805                     626,458

Minority interests                                                              6,798                       6,725

Preferred stock                                                                25,000                           -

Stockholders' equity                                                          932,040                     934,470
                                                                    ------------------          ------------------

Total liabilities and stockholders' equity                                 $2,230,643                  $1,567,653
                                                                    ==================          ==================

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

                             Novell, Inc.
          Consolidated Unaudited Condensed Statements of Cash Flows
                            (In thousands)

                                                            Fiscal Quarter Ended                  Fiscal Year-to-Date
                                                       -------------------------------       -------------------------------
                                                       Jul 31, 2004     Jul 31, 2003         Jul 31, 2004     Jul 31, 2003
                                                       --------------   --------------       --------------   --------------

Cash flows from operating activities:
    Net income (loss)                                       $ 23,405        $ (12,400)            $ 43,923        $ (52,900)
    Adjustments to reconcile net income (loss)
    to net cash provided by operating activities:
      Gain (loss) on sale of property, plant and equipment        10          (24,934)              (1,967)         (25,299)
      Depreciation and amortization                           11,854           14,190               38,946           49,174
      Non-cash restructuring charges                           4,454           14,551                9,191           23,226
      Intangible asset impairments, net of tax                     -           13,935                    -           13,935
      Long-term investment impairments                           552            8,040                2,448           32,563
      Changes in assets and liabilities                       24,582           (7,885)             (24,947)         (38,689)
                                                       --------------   --------------       --------------   --------------

    Net cash provided by operating activities                64,857            5,497               67,594            2,010
                                                       --------------   --------------       --------------   --------------

Cash flows from financing activities:
     Issuance of common stock, net                             1,364              807               47,984            7,854
     Issuance of preferred stock                                   -                -               50,000                -
     Issuance of long-term debt                              600,000                -              600,000                -
     Payment of issuance costs on long-term debt             (14,850)               -              (14,850)               -
     Payment of preferred stock dividend                        (190)               -                 (292)               -
     Repurchase of common stock - held in treasury          (125,000)               -             (125,000)               -
                                                       --------------   --------------       --------------   --------------

    Net cash provided by financing activities               461,324              807              557,842            7,854
                                                       --------------   --------------       --------------   --------------

Cash flows from investing activities:
    Expenditures for property, plant and equipment            (7,511)          (8,828)             (19,524)         (30,605)
    Proceeds from the sale of property, plant and equipment      163          124,215                2,140          125,000
    Short-term investment activity                          (193,567)         (44,438)            (193,514)        (117,240)
    Cash paid for SUSE LINUX                                       -                -             (211,468)               -
    Cash received from SUSE LINUX                                  -                -               11,170                -
    Cash paid for Salmon                                      (8,470)               -               (8,470)               -
    Cash received from Salmon                                  3,148                -                3,148                -
    Other                                                        222           (1,100)              (2,212)            (329)
                                                       --------------   --------------       --------------   --------------

    Net cash (used) provided by investing activities       (206,015)          69,849             (418,730)         (23,174)
                                                       --------------   --------------       --------------   --------------

Increase (decrease) in cash and cash equivalents            320,166           76,153              206,706          (13,310)

Cash and cash equivalents - beginning of period              253,472          374,524              366,932          463,987
                                                       --------------   --------------       --------------   --------------

Cash and cash equivalents - end of period                    573,638          450,677              573,638          450,677

Short-term investments - end of period                       575,749          288,100              575,749          288,100
                                                       --------------   --------------       --------------   --------------

Cash and short-term investments - end of period          $1,149,387        $ 738,777           $1,149,387        $ 738,777
                                                       ==============   ==============       ==============   ==============

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

                                    Novell, Inc.
                     Unaudited Non-GAAP Adjusted Earnings Information
                         (In thousands, except per share data)

                                                    GAAP                          Non-GAAP
                                                  As Reported    Adjustments      Adjusted
                                                 --------------------------------------------

  Fiscal quarter ended July 31, 2004
  Net revenue                                      $ 304,597      $ (13,500) (a)   $ 291,097
  Gross profit                                       200,641        (13,500) (a)     187,141
  Income (loss) from operations                       22,612         (4,070) (b)      18,542
  Income (loss) before taxes                          28,794         (8,561) (c)      20,233
  Net income (loss)                                   23,405         (9,453) (d)      13,952
  Net income (loss) available to common stockholders  23,216         (9,453) (d)      13,763
  Diluted net income (loss) per common share          $ 0.06        $ (0.02) (d)      $ 0.04

  Fiscal quarter ended April 30, 2004
  Net revenue                                      $ 293,556            $ -        $ 293,556
  Gross profit                                       187,114              -          187,114
  Income (loss) from operations                       14,462          2,929  (e)      17,391
  Income (loss) before taxes                          14,837          3,679  (f)      18,516
  Net income (loss)                                   10,383          3,408  (g)      13,791
  Net income (loss) available to common stockholders (15,399)        29,088  (h)      13,689
  Diluted net income (loss) per common share         $ (0.04)        $ 0.07  (h)      $ 0.03

  Fiscal quarter ended July 31, 2003
  Net revenue                                      $ 282,809            $ -        $ 282,809
  Gross profit                                       151,763         23,569  (i)     175,332
  Income (loss) from operations                      (18,680)        25,485  (j)       6,805
  Income (loss) before taxes                         (23,762)        33,485  (k)       9,723
  Net income (loss)                                  (12,400)        19,235  (l)       6,835
  Net income (loss) available to common stockholders (12,400)        19,235  (l)       6,835
  Diluted net income (loss) per common share         $ (0.03)        $ 0.05  (l)      $ 0.02

  Footnotes related to adjustments:

  (a) Reflects satisfaction of judgment against The Canopy Group, Inc. recorded as revenue of $13.5 million.

  (b) Reflects the item in footnote (a), restructuring charges of $9.3 million and integration costs related to SUSE of $0.2 million.

  (c) Reflects the items in footnotes (a) and (b), satisfaction of judgment against The Canopy, Group Inc. recorded as interest income of $5 million and long-term investment impairments of $0.6 million.

  (d) Reflects the items in footnotes (a), (b) and (c), and the necessary related tax adjustments.

  (e) Reflects restructuring charges of $4.7 million, a gain on the sale of property, plant and equipment of $2.0 million and integration costs related to SUSE of $0.2 million.

  (f) Reflects the items in footnote (e) and long-term investment impairments of $0.8 million.

  (g) Reflects the items in footnotes (e) and (f), and the necessary related tax adjustments.

  (h) Reflects the items in footnotes (e), (f) and (g), and a beneficial conversion feature of $25.7 million.

  (i) Reflects intangible asset impairments of $23.6 million.

  (j) Reflects the item in footnote (i), restructuring reserves of $26.4 million, a gain on sale of facilities in San Jose, CA of $24.9 million and an adjustment to prior merger reserves of $0.5 million.

  (k) Reflects the items in footnotes (i) and (j), and long-term investment impairments of $8.0 million.

  (l) Reflects the items in footnotes (i), (j) and (k), and the necessary related tax adjustments.

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

                               Novell, Inc.
          Consolidated Unaudited Condensed Statements of Operations
                       (In thousands, except per share data)

                                                           Fiscal Year                                              Trailing Four
                                         Q3 2003%       2003        %      Q2 2004      %      Q3 2004    %      Quarters    %
                                       ------------------  ---------- ------- -------------------  ----------------  -----------------
Net revenue
   New software licenses                $ 69,255    24.5   $ 265,256    24.0    $ 60,306    20.5  $ 58,693    19.3   $ 244,266   21.2
   Maintenance and services              213,554    75.5     840,240    76.0     233,250    79.5   245,904    80.7     907,743   78.8
                                       ---------- -------  ---------- ------- ----------- -------  -------- -------  ---------- ------
Total net revenue                        282,809   100.0   1,105,496   100.0     293,556   100.0   304,597   100.0   1,152,009  100.0
                                       ---------- -------  ---------- ------- ----------- -------  -------- -------  ---------- ------

Cost of revenue
   New software licenses                   5,886     2.1      22,210     2.0       6,087     2.1     5,613     1.8      21,762    1.9
   Maintenance and services              101,591    35.9     392,939    35.5     100,355    34.2    98,343    32.3     384,849   33.4
   Intangible asset impairments           23,569     8.3      23,569     2.1           -       -         -       -           -      -
                                       ---------- -------  ---------- ------- ----------- -------  -------- -------  ---------- ------
Total cost of revenue                    131,046    46.3     438,718    39.7     106,442    36.3   103,956    34.1     406,611   35.3
                                       ---------- -------  ---------- ------- ----------- -------  -------- -------  ---------- ------

Gross profit                             151,763    53.7     666,778    60.3     187,114    63.7   200,641    65.9     745,398   64.7
                                       ---------- -------  ---------- ------- ----------- -------  -------- -------  ---------- ------

Operating expenses
    Sales and marketing                   92,470    32.7     380,826    34.4      93,646    31.9    90,998    29.9     354,727   30.8
    Product development                   48,178    17.0     183,758    16.6      52,031    17.7    49,052    16.1     195,586   17.0
    General and administrative            28,379    10.0     110,963    10.0      24,215     8.2    28,729     9.4     103,501    9.0
    Restructuring                         26,350     9.3      43,067     3.9       4,737     1.6     9,250     3.0      22,029    1.9
    Purchased in-process R&D                   -       -         920     0.1           -       -         -       -         920    0.1
    Gain on sale of
     property, plant and equipment       (24,934)   (8.8)    (24,934)   (2.3)     (1,977)   (0.7)        -       -      (1,977)  (0.2)
                                       ---------- -------  ---------- ------- ----------- -------  -------- -------  ---------- ------
Total operating expenses                 170,443    60.3     694,600    62.8     172,652    58.8   178,029    58.4     674,786   58.6
                                       ---------- -------  ---------- ------- ----------- -------  -------- -------  ---------- ------

Income (loss) from operations            (18,680)   (6.6)    (27,822)   (2.5)     14,462     4.9    22,612     7.4      70,612    6.1
                                       ---------- -------  ---------- ------- ----------- -------  -------- -------  ---------- ------

Other income (expense)
    Investment income                     (5,016)   (1.8)    (21,702)   (2.0)      2,464     0.8     7,574     2.5      14,463    1.3
    Other, net                               (66)   (0.0)     (5,486)   (0.5)     (2,089)   (0.7)   (1,392)   (0.5)     (8,871)  (0.8)
                                       ---------- -------  ---------- ------- ----------- -------  -------- -------  ---------- ------
Other income (expense), net               (5,082)   (1.8)    (27,188)   (2.5)        375     0.1     6,182     2.0       5,592    0.5
                                       ---------- -------  ---------- ------- ----------- -------  -------- -------  ---------- ------

Income (loss) before taxes               (23,762)   (8.4)    (55,010)   (5.0)     14,837     5.1    28,794     9.5      76,204    6.6

Income tax expense (benefit)             (11,362)   (4.0)    106,894     9.7       4,454     1.5     5,389     1.8     141,285   12.3
                                       ---------- -------  ---------- ------- ----------- -------  -------- -------  ---------- ------

Net income (loss)                        (12,400)   (4.4)   (161,904)  (14.6)     10,383     3.5    23,405     7.7     (65,081)  (5.6)

Beneficial conversion feature                  -       -           -       -     (25,680)   (8.7)        -       -     (25,680)  (2.2)
Preferred stock dividends                      -       -           -       -        (102)   (0.0)     (189)   (0.1)       (291)  (0.0)
                                       ---------- -------  ---------- ------- ----------- -------  -------- -------  ---------- ------

Net income (loss) available to
   common stockholders                 $ (12,400)   (4.4)  $ (161,904) (14.6)  $ (15,399)   (5.2)  $ 23,216    7.6   $ (91,052)  (7.9)
                                       ========== =======  ========== ======= =========== =======  ======== =======  ========== ======

Net income (loss) per common share:
   Basic                                 $ (0.03)            $ (0.44)            $ (0.04)           $ 0.06             $ (0.24)
   Diluted                               $ (0.03)            $ (0.44)            $ (0.04)           $ 0.06             $ (0.24)
                                       ==========          ==========         ===========          ========          ==========

Weighted average shares:
    Basic                                371,484             370,545             384,528           383,400             380,478
    Diluted                              371,484             370,545             384,528           397,776             387,073

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

                                    Novell, Inc.
             Unaudited Trended Revenue by Solution, Business Category and Segment
                                   (In thousands)

                                                               Fiscal Year                                                 Trailing Four
Revenue by solution                        Q3 2003%        2003        %       Q2 2004     %       Q3 2004      %      Quarters     %
                                          ---------- -------  ----------- -------  ----------- ------  ------------ ------ ------------ ------

IT software and solutions

Identity management & web services         $ 26,099     9.2     $ 96,977     8.8     $ 24,051    8.2      $ 26,720    8.8     $ 98,866    8.6

Cross platform services
   Management & collaboration                63,178    22.3      243,071    22.0       61,046   20.8        61,317   20.1      247,423   21.5
   Services platforms & storage              81,417    28.8      326,788    29.6       90,214   30.7        97,860   32.1      346,392   30.1
                                          ---------- -------  ----------- -------  ----------- ------  ------------ ------ ------------ ------
Total cross platform services               144,595    51.1      569,859    51.5      151,260   51.5       159,177   52.3      593,815   51.5
                                          ---------- -------  ----------- -------  ----------- ------  ------------ ------ ------------ ------

   Total software licenses & maintenance    170,694    60.4      666,836    60.3      175,311   59.7       185,897   61.0      692,681   60.1

Worldwide services *                         75,576    26.7      299,331    27.1       76,452   26.0        74,944   24.6      299,085   26.0
                                          ---------- -------  ----------- -------  ----------- ------  ------------ ------ ------------ ------

Total IT software and solutions             246,270    87.1      966,167    87.4      251,763   85.8       260,841   85.6      991,766   86.1

Celerant management consulting               36,539    12.9      139,329    12.6       41,793   14.2        43,756   14.4      160,243   13.9
                                          ---------- -------  ----------- -------  ----------- ------  ------------ ------ ------------ ------

Total net revenue                         $ 282,809   100.0   $ 1,105,496  100.0    $ 293,556  100.0     $ 304,597  100.0   $1,152,009  100.0
                                          ========== =======  =========== =======  =========== ======  ============ ====== ============ ======

*  includes consulting, technical services, and training

Revenue by business category

New software licenses                      $ 69,255    24.5    $ 265,256    24.0     $ 60,306   20.5      $ 58,693   19.3    $ 244,266   21.2
Maintenance and services                    213,554    75.5      840,240    76.0      233,250   79.5       245,904   80.7      907,743   78.8
                                          ---------- -------  ----------- -------  ----------- ------  ------------ ------ ------------ ------

Total net revenue                         $ 282,809   100.0   $ 1,105,496  100.0    $ 293,556  100.0     $ 304,597  100.0   $1,152,009  100.0
                                          ========== =======  =========== =======  =========== ======  ============ ====== ============ ======

Revenue by segment

    North America                         $ 129,188    45.7    $ 508,360    46.0    $ 124,816   42.5     $ 141,078   46.3    $ 510,722   44.3
    Latin America                             6,447     2.3       23,202     2.1        5,363    1.8         4,539    1.5       21,206    1.8
                                          ---------- -------  ----------- -------  ----------- ------  ------------ ------ ------------ ------
      Americas                              135,635    48.0      531,562    48.1      130,179   44.3       145,617   47.8      531,928   46.2

EMEA                                         87,400    30.9      348,105    31.5       99,016   33.7        92,209   30.3      369,380   32.1
Asia Pacific                                 23,235     8.2       86,500     7.8       22,569    7.7        23,015    7.6       90,459    7.9
Celerant management consulting               36,539    12.9      139,329    12.6       41,793   14.2        43,756   14.4      160,243   13.9
                                          ---------- -------  ----------- -------  ----------- ------  ------------ ------ ------------ ------

Total net revenue                         $ 282,809   100.0   $ 1,105,496  100.0    $ 293,556  100.0     $ 304,597  100.0   $1,152,009  100.0
                                          ========== =======  =========== =======  =========== ======  ============ ====== ============ ======

Certain reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

 * $13.5 million Q3 2004 payment from The Canopy Group, Inc. is recorded in Services, Platforms and Storage as maintenance and services revenue in North America.
** $12 million Q3 2004 SUSE revenue is recorded in Services, Platforms and Storage as maintenance and services revenue.

                                                             Novell, Inc.
                             Unaudited Trended Solutions Revenue by New Software Licenses and Maintenance and Services
                                                              (In thousands)

                                                                Fiscal Year                                                    Trailing Four
                                            Q3 2003%         2003        %       Q2 2004       %       Q3 2004      %      Quarters       %
                                          -------------------   ----------- -------  ------------ -------  ------------ ------ ------------- -------
IT software and solutions

   Identity management & web services
      New software licenses                  $ 12,985    4.6      $ 46,597     4.2       $ 9,087     3.1      $ 11,369    3.7      $ 41,294     3.6
      Maintenance and services                 13,114    4.6        50,380     4.6        14,964     5.1        15,351    5.0        57,572     5.0
                                          -------------------   ----------- -------  ------------ -------  ------------ ------ ------------- -------
                                               26,099    9.2        96,977     8.8        24,051     8.2        26,720    8.8        98,866     8.6
                                          -------------------   ----------- -------  ------------ -------  ------------ ------ ------------- -------

   Cross platform services
      Management & collaboration
        New software licenses                  25,192    8.9        93,320     8.4        20,424     7.0        20,512    6.7        87,267     7.6
        Maintenance and services               37,986   13.4       149,751    13.5        40,622    13.8        40,805   13.4       160,156    13.9
                                          -------------------   ----------- -------  ------------ -------  ------------ ------ ------------- -------
                                               63,178   22.3       243,071    22.0        61,046    20.8        61,317   20.1       247,423    21.5
                                          -------------------   ----------- -------  ------------ -------  ------------ ------ ------------- -------

      Services platforms & storage
        New software licenses                  31,078   11.0       125,339    11.3        30,795    10.5        26,812    8.8       115,705    10.0
        Maintenance and services               50,339   17.8       201,449    18.2        59,419    20.2        71,048   23.3       230,687    20.0
                                          -------------------   ----------- -------  ------------ -------  ------------ ------ ------------- -------
                                               81,417   28.8       326,788    29.6        90,214    30.7        97,860   32.1       346,392    30.1
                                          -------------------   ----------- -------  ------------ -------  ------------ ------ ------------- -------

      Total cross platform services
        New software licenses                  56,270   19.9       218,659    19.8        51,219    17.4        47,324   15.5       202,972    17.6
        Maintenance and services               88,325   31.2       351,200    31.8       100,041    34.1       111,853   36.7       390,843    33.9
                                          -------------------   ----------- -------  ------------ -------  ------------ ------ ------------- -------
                                              144,595   51.1       569,859    51.5       151,260    51.5       159,177   52.3       593,815    51.5
                                          -------------------   ----------- -------  ------------ -------  ------------ ------ ------------- -------

          Total software licenses & maintenance
            New software licenses              69,255   24.5       265,256    24.0        60,306    20.5        58,693   19.3       244,266    21.2
            Maintenance and services          101,439   35.9       401,580    36.3       115,005    39.2       127,204   41.8       448,415    38.9
                                          -------------------   ----------- -------  ------------ -------  ------------ ------ ------------- -------
                                              170,694   60.4       666,836    60.3       175,311    59.7       185,897   61.0       692,681    60.1
                                          -------------------   ----------- -------  ------------ -------  ------------ ------ ------------- -------

      Worldwide services                      75,576   26.7       299,331    27.1        76,452    26.0        74,944   24.6       299,085    26.0
                                          -------------------   ----------- -------  ------------ -------  ------------ ------ ------------- -------

Total IT software and solutions
      New software licenses                    69,255   24.5       265,256    24.0        60,306    20.5        58,693   19.3       244,266    21.2
      Maintenance and services                177,015   62.6       700,911    63.4       191,457    65.2       202,148   66.4       747,500    64.9
                                          -------------------   ----------- -------  ------------ -------  ------------ ------ ------------- -------
                                              246,270   87.1       966,167    87.4       251,763    85.8       260,841   85.6       991,766    86.1
                                          -------------------   ----------- -------  ------------ -------  ------------ ------ ------------- -------

Celerant management consulting                 36,539   12.9       139,329    12.6        41,793    14.2        43,756   14.4       160,243    13.9
                                          -------------------   ----------- -------  ------------ -------  ------------ ------ ------------- -------

Total net revenue
      New software licenses                    69,255   24.5       265,256    24.0        60,306    20.5        58,693   19.3       244,266    21.2
      Maintenance and services                213,554   75.5       840,240    76.0       233,250    79.5       245,904   80.7       907,743    78.8
                                          -------------------   ----------- -------  ------------ -------  ------------ ------ ------------- -------

Total net revenue                           $ 282,809  100.0    $ 1,105,496  100.0     $ 293,556   100.0     $ 304,597  100.0    $1,152,009   100.0
                                          ===================   =========== =======  ============ =======  ============ ====== ============= =======

Certain reclassifications were made to the prior period amounts in order to conform to the current period's presentation.